HMF N-SAR

SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or bylaws:

(a.1.)	Articles Supplementary dated May 26,
2015, which established Class A, Class
C and Class I Shares for each of
Hartford Municipal Income Fund and
Hartford Municipal Short Duration
Fund, was previously filed with the SEC
as exhibit a.(xxviii) to Post-Effective
Amendment No. 140 to the Registrant's
Registration Statement on Form N-1A
filed with the SEC on May 28, 2015
(SEC Accession No. 0001104659-15-
041492) and incorporated herein by
reference.

(a.2.)	Articles of Amendment dated May 28,
2015, which changed the name of The
Hartford Emerging Markets Research
Fund to Hartford Emerging Markets
Equity Fund, was previously filed with
the SEC as exhibit a.(xxx) to Post-
Effective Amendment No. 143 to the
Registrant's Registration Statement on
Form N-1A filed with the SEC on
December 22, 2015 (SEC Accession No.
0001571049-15-010166) and
incorporated herein by reference.

(a.3.)	Articles of Amendment dated July 7,
2015, which changed the name of The
Hartford Small/Mid Cap Equity Fund to
Hartford Small Cap Core Fund, was
previously filed with the SEC as exhibit
(xxxi) to Post-Effective Amendment
No. 143 to the Registrant's Registration
Statement on Form N-1A filed with the
SEC on December 22, 2015 (SEC
Accession No. 0001571049-15-010166)
and incorporated herein by reference.

(a.4.)	Articles of Amendment dated August
31, 2015, which changed the name of
Hartford International Capital
Appreciation Fund to Hartford
International Equity Fund, was
previously filed with the SEC as exhibit
(xxxii) to Post-Effective Amendment
No. 143 to the Registrant's Registration
Statement on Form N-1A filed with the
SEC on December 22, 2015 (SEC
Accession No. 0001571049-15-010166)
and incorporated herein by reference.

(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities and of any amendments to constituent instruments referred to in answer to sub-item
77I:

(d.1.)	Articles Supplementary dated May 26,
2015, which established Class A, Class
C and Class I Shares for each of
Hartford Municipal Income Fund and
Hartford Municipal Short Duration
Fund, was previously filed with the SEC
as exhibit a.(xxviii) to Post-Effective
Amendment No. 140 to the Registrant's
Registration Statement on Form N-1A
filed with the SEC on May 28, 2015
(SEC Accession No. 0001104659-15-
041492) and incorporated herein by
reference.

(e) Copies of any new or amended Registrant investment advisory contracts

(e.1.) 	Investment Management Agreement
with Hartford Funds Management
Company, LLC
INVESTMENT MANAGEMENT AGREEMENT
       This Agreement is made by and between
Hartford Funds Management Company, LLC a
Delaware limited liability company (the "Adviser"), and The Hartford Mutual Funds, Inc. a corporation organized under the laws of the State of Maryland (the
"Company"), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a "Portfolio" and, collectively, the "Portfolios").

       WHEREAS, the Adviser has agreed to furnish investment advisory services to the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the
"1940 Act") and each Portfolio; and

       WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the investment advisory services to be performed by the Adviser for the Company and each Portfolio, and the terms and conditions under which such services will be performed;
and

	WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and Hartford Funds Management Company, LLC is willing to furnish such services upon the terms and conditions herein set forth.

       NOW, THEREFORE, in consideration of the
promises and the mutual agreements herein contained, the parties hereto agree as follows:

	1.	General Provision

       The Company hereby employs the Adviser and
the Adviser hereby undertakes to act as the investment
manager of the Company and to each Portfolio and to
perform for the Company such other duties and
functions as are hereinafter set forth and such other
duties as may be necessary or appropriate in connection
with its services as investment manager.  The Adviser
shall, in all matters, give to the Company and its Board
of Directors the benefit of its best judgment, effort,
advice and recommendations and shall at all times
conform to, and use its best efforts to enable the
Company to conform to (i) the provisions of the 1940
Act and any rules or regulations thereunder, (ii) any
other applicable provisions of state or federal law; (iii)
the provisions of the Articles of Incorporation and By-
Laws of the Company as amended from time to time;
(iv) the policies and determinations of the Board of
Directors of the Company; (v) the fundamental policies
and investment restrictions of the Company and
Portfolios as reflected in the Company's registration
statement under the 1940 Act or as such policies may,
from time to time, be amended by the Company's
shareholders, and (vi) the Prospectus and Statement of
Additional Information of the Company in effect from
time to time. The appropriate officers and employees of
the Adviser shall be available upon reasonable notice for
consultation with any of the Directors and officers of the
Company with respect to any matters dealing with the
business and affairs of the Company including the
valuation of any of each Portfolios' securities that are
either not registered for public sale or not being traded
on any securities market.
	2. 	Investment Management Services

(a)	Subject to the direction and
control by the Company's Board of
Directors, the Adviser shall, or shall
cause an affiliate to: (i) regularly
provide investment advice and
recommendations to each Portfolio with
respect to its investments, investment
policies and the purchase and sale of
securities; (ii) supervise continuously
the investment program of each
Portfolio and the composition and
performance of its portfolio securities
and determine what securities shall be
purchased or sold by each Portfolio; and
(iii) arrange, subject to the provisions of
Section 4 hereof, for the purchase of
securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

(b)	The Adviser shall provide, or
shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Company's
Board of Directors.

       3. 	Administrative Services

	In addition to the performance of investment
advisory services, the Adviser shall perform, or shall
cause an affiliate to perform, the following services in
connection with the management of the Company:
(a) 	assist in the supervision of all
aspects of the Company's operation,
including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

(b) 	provide the Company with the
services of persons, who may be the
Adviser's officers or employees,
competent to serve as officers of the
Company and to perform such
administrative and clerical functions as are necessary in order to provide effective administration for the
Company, including the preparation and
maintenance of required reports, books
and records of the Company; and

(c)	provide the Company with
adequate office space and related
services necessary for its operations as contemplated in this Agreement.

(d)	provide such other services as
the parties hereto may agree upon from
time to time.

	4. 	Sub-Advisers and Sub-Contractors

	The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the Investment Advisers
Act of 1940, as amended, to act as sub-adviser with respect to existing and future Portfolios of the Company.
Such sub-adviser or sub-advisers shall assume such responsibilities and obligations of the Adviser pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and the Adviser will supervise and oversee the activities of any such sub-adviser or sub-advisers. In addition, the Adviser may subcontract for any of the administrative services set forth in Section 3 above.

	5.	Brokerage Transactions

	When placing orders for the purchase or sale of a Portfolio's securities, the Adviser or any sub-adviser appointed by the Adviser shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time the Adviser or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

	6.	Expenses

	Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.

	7.	Compensation of the Adviser

	As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:

	The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.

	If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

	8. 	Liability of the Adviser

(a)	The Adviser shall not be liable
for any loss or losses sustained by
reason of any investment including the
purchase, holding or sale of any
security, or with respect to the
administration of the Company, as long
as the Adviser shall have acted in good
faith and with due care; provided,
however, that no provision in this
Agreement shall be deemed to protect
the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence (or, alternatively, in respect of any Portfolio for which the sub-adviser at the time of such loss is Hartford Investment Management
Company, its negligence) in the
performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)	The rights of exculpation and
indemnification are not to be construed
so as to provide for exculpation or
indemnification provided under 8(a) of
any person for any liability (including
liability under U.S. federal securities
laws that, under certain circumstances,
impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

	9.	Duration of Agreement

(a)	This Agreement shall be
effective on November 1, 2009.  This
Agreement, unless sooner terminated in
accordance with 9(b) below, shall
continue in effect from year to year
thereafter provided that its continuance is specifically approved at least annually
(1) by a vote of a majority of the
members of the Board of Directors of
the Company or by a vote of a majority
of the outstanding voting securities of
each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

(b) 	This Agreement (1) may be
terminated at any time without the
payment of any penalty either by a vote
of a majority of the members of the
Board of Directors of the Company or
by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to the Adviser;
(2) shall immediately terminate in the
event of its assignment and (3) may be
terminated by the Adviser on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the
Portfolio and such person(s) shall have
assumed such position.

(c) 	As used in this Agreement, the
terms "assignment", "interested person"
and "vote of majority of the Company's
outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

(d) 	Any notice under this
Agreement shall be given in writing,
addressed and delivered, or mailed
postpaid, to the other party to this
Agreement to whom such notice is to be
given at such party's current address.

	10.	Other Activities

       Nothing in this Agreement shall limit or restrict
the right of any director, officer, or employee of the
Adviser to engage in any other business or to devote his
or her time and attention in part to the management or
other aspects of any other business, whether of a similar
nature or a dissimilar nature, nor to limit or restrict the
right of the Adviser to engage in any other business or to
render services of any kind to any other corporation,
firm individual or association.
	11.	Additional Series

	The amendment of Schedule A to this
Agreement for the sole purpose of adding one or more
Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

	12.	Invalid Provisions

	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

	13.	Governing Law

	To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut, which apply to contracts made and to be performed in the State of Connecticut.

       14.	Amendments

            	No provision of this Agreement may be
changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable
Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or
Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.

15.	Entire Agreement

             This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

[The remainder of this page left intentionally blank.]


IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be executed as of the 1st day of January, 2013.

       Hartford Funds
Management Company,
LLC


       /s/ James E.
Davey____________
       By:  James E.
Davey
       Title:  President


The Hartford
Mutual Funds,
Inc.
       on behalf of
each of its series listed
on Attachment A

       /s/ James E.
Davey____________
By:  James E.
Davey
Title:  President


Schedule A

List of Portfolios

THE HARTFORD MUTUAL FUNDS, INC.
ON BEHALF OF:

The Hartford Balanced Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Checks and Balances Fund
The Hartford Conservative Allocation Fund
Hartford Core Equity Fund (formerly known as
The Hartford Disciplined Equity Fund)
The Hartford Dividend and Growth Fund
Hartford Duration-Hedged Strategic Income Fund
The Hartford Emerging Markets Local Debt Fund
Hartford Emerging Markets Equity Fund
(formerly known as The Hartford Emerging
Markets Research Fund)
The Hartford Equity Income Fund
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford Global All-Asset Fund
The Hartford Global Alpha Fund
Hartford Global Capital Appreciation Fund
(formerly known as The Hartford Capital
Appreciation II Fund)
Hartford Global Equity Income Fund (formerly known as The Hartford Global Research Fund)
The Hartford Global Real Asset Fund
The Hartford Growth Allocation Fund
The Hartford Healthcare Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
(formerly known as The Hartford Diversified
International Fund)*
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford International Value Fund
Hartford Long/Short Global Equity Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
Hartford Moderate Allocation Fund (formerly known as The Hartford Balanced Allocation
Fund)
Hartford Multi-Asset Income Fund
Hartford Municipal Income Fund
The Hartford Municipal Opportunities Fund
Hartford Municipal Short Duration Fund
The Hartford Quality Bond Fund
Hartford Real Total Return Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
Hartford Small Cap Core Fund (formerly known as The Hartford Small/Mid Cap Equity Fund)
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford Unconstrained Bond Fund
The Hartford World Bond Fund



Last updated: August 5, 2015




__________________________
* Fund to be renamed Hartford International Equity Fund effective
September 30, 2015
Schedule B

Fees

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable
Portfolio:

Balanced Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
9
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
2
5
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
5
7
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
7
2
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
7
0
0
%

Balanced Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
6
3
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
5
7
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
2
5
0
%

Capital Appreciation Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
4
5
0
%

Checks and Balances Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e


N
o
n
e


Core Equity Fund
(formerly known as Disciplined Equity Fund)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
3
3
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
3
2
5
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
3
2
2
5
%

Dividend and Growth Fund and MidCap Value Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
8
5
0
%

Duration-Hedged Strategic Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
0
9
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
0
8
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
0
6
5
0
%

Emerging Markets Local Debt Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
0
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
5
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
8
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
8
9
5
0
%


Emerging Markets Equity Fund
(fee changes effective May 7, 2015; name change effective May 29, 2015; prior to then known as Emerging Markets Research Fund)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
1
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

1
..
0
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

1
..
0
0
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1

b
i
l
l
i
o
n

0
..
9
7
0
0
%

Equity Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
5
8
7
5
%

Floating Rate Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
7
0
0
%

Floating Rate High Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
0
0
%


Global All-Asset Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
3
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
5
5
0
%

Global Capital Appreciation Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
7
5
0
%

Global Equity Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
6
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
8
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
7
0
0
%

Global Real Asset Fund (fee schedule effective until
October 31, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
3
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
5
0
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
7
1
0
0
%

Global Real Asset Fund (revised fee schedule effective as of November 1, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
4
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
1
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
5
0
0
%
A
m
o
u
n
t

o
v
e
r

$
5

b
i
l
l
i
o
n

0
..
7
1
0
0
%

MidCap Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
9
5
0
%

Healthcare Fund and International Small Company
Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
7
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
7
9
5
0
%

High Yield Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
5
9
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
7
0
0
%

Inflation Plus Fund and Quality Bond Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
5
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
4
4
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
4
4
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
4
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
4
2
0
0
%

International Capital Appreciation Fund (fee schedule effective until August 12, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
8
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
8
4
5
0
%

International Capital Appreciation Fund (name change to International Equity Fund effective as of September 30, 2015 and revised fee schedule effective as of August 13, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
6
2
5
0
%


International Growth Fund and International Value
Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
7
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
7
4
5
0
%

International Opportunities Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
3
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
5
0
%

Long/Short Global Equity Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$

1

b
i
l
l
i
o
n

1
..
4
0
0
0
%
N
e
x
t

$

1

b
i
l
l
i
o
n

1
..
3
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
2

b
i
l
l
i
o
n

1
..
3
8
0
0
%

Multi-Asset Income Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
8
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
6
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
3
5
0
%

Municipal Income Fund and Municipal Short Duration
Fund

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
Annu
al
Rate
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0.350
0%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0.300
0%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0.290
0%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0.285
0%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n
0.280
0%

Municipal Opportunities Fund
(fee change effective June 1, 2015)

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
Ann
ual
Rate
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0
..
3
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
3
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
2
9
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
2
8
5
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n
0
..
2
8
0
0
%


Strategic Income Fund and Unconstrained Bond Fund

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
Annu
al
Rate
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0.550
0%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0.500
0%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0.475
0%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0.465
0%
N
e
x
t

$
5

b
i
l
l
i
o
n
0.455
0%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0.445
0%

Real Total Return Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
2
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

1
..
1
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

1
..
1
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

1
..
0
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

1
..
0
2
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

1
..
0
1
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

1
..
0
0
0
%

Small Cap Core Fund (formerly known as The
Hartford Small/Mid Cap Equity Fund prior to July 10,
2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
0
0
%

Short Duration Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
3
9
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
3
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
3
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
3
7
0
0
%

Small Company Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
3
..
5

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
0
0
%

Total Return Bond Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
3
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
8
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
3
7
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
3
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
3
5
0
0
%

World Bond Fund
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
6
5
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n
0
..
6
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
5
7
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
7
2
5
%

Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund (fee schedule effective until October 31, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
0
9
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
0
5
0
0
%


Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund (revised fee schedule effective as of November 1, 2015)
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
0
9
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
0
9
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
0
5
0
0
%






Global Alpha Fund

As compensation for the services rendered by the Adviser, each Portfolio listed below shall pay to the Adviser a monthly management fee, payable as promptly as possible after the last day of each month during the term of this Agreement, comprised of a Basic Fee and a Performance Adjustment.

The Hartford Global Alpha Fund

Except as otherwise provided in sub-paragraph (d) below, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio's Class A shares experienced better or worse performance than (i) an appropriate index (the "Index") plus (ii) 1.15%. The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio's Class A shares over some period of time shorter than the performance period has been lower than that of the Index plus 1.15%, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio's
Class A shares over some period of time shorter than the performance period has exceeded that of the Index plus
1.15%. The Basic Fee and the Performance Adjustment will be computed as follows:

       (a) 	Basic Fee. The Basic Fee Rate shall on
an annual basis be 1.10% of the first $500 million, 1.09% of the next $500 million, 1.08% of the next $1.5 billion, 1.07% of the next $2.5 billion, and 1.06% in excess of $5 billion annually of the Fund's average daily net assets. To determine the Basic Fee, each day's net asset value will be multiplied by appropriate fee rate from the foregoing schedule and then divided by the number of days in the year, and the result will be paid each month, subject to the Performance Adjustment.

       (b) 	Performance Adjustment Rate: Except
as otherwise provided in sub-paragraph (d) below, the Base Fee Rate is subject to an upward or downward
Performance Adjustment equivalent to 25% of the amount by which the Fund outperforms or underperforms its benchmark index plus 1.15%. For example, the Performance Adjustment Rate is 0.10% for each 0.40% that the investment performance of the Portfolio's Class A shares for the performance period was better or worse than (i) the record of the Index, as then constituted, plus (ii) 1.15%. The maximum annual
Performance Adjustment Rate is ?0.50%.

       The performance period will commence with the Portfolio's commencement of operations. During the first twelve months of the performance period for the Portfolio, there will be no performance adjustment.
Starting with month thirteen of the performance period, the performance adjustment will take effect. Following month thirteen a new month will be added to the performance period until the performance period equals
36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

       The investment performance of the Portfolio's
Class A shares will be measured by comparing (i) the net asset value of one Class A share of the Portfolio on the day prior to the first business day of the performance period (other than when the beginning of the performance period is the initial launch date of the Fund, in which case the investment performance will be measured from the initial net asset value of one Class A share of the Portfolio - on the first business day of the performance period - which is equal to $10.00 per share) with (ii) the net asset value of one Class A share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio's
Class A shares and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment
Advisers Act of 1940 ("Advisers Act"), as the same from time to time may be amended.

       (c) 	Performance Adjustment. One-twelfth
of the annual Performance Adjustment Rate will be applied to the Portfolio's average daily net asset value over the performance period.

       (d) 	The Index shall be the BofA Merrill
Lynch 3-Month U.S. Treasury Bill Index. Subject to the requirements of the 1940 Act and the Advisers Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the
"Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Board of Directors may designate an alternative appropriate index for purposes of calculating the Performance
Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Company, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's
Class A shares against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

       For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's
Class A shares over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's Class A shares over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor
Index shall become the Index for purposes of calculating the Performance Adjustment.

       (e) 	For the avoidance of doubt, if it is
necessary to calculate the fee for a period that is less than a month, (i) the Basic Fee Rate will be based upon the Portfolio's average daily net asset value over that month ending on the last business day on which this Agreement is in effect; and (ii) the amount of the Performance Adjustment to the Basic Fee will be based upon the Portfolio's average daily net asset value over the 36-month period ending on the last business day on which this Agreement is in effect provided that if this Agreement has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.





Last updated:  August 5, 2015




201959080_3 LAW
21833358.3.BUSINESS
201959080_3 LAW
Information Classification: Limited Access